UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 8, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              5511                                     01-0609375
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    (Commission File Number)               (IRS Employer Identification No.)

  622 Third Avenue, 37th Floor, New York, NY                    10017
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   (Address of principal executive offices)                  (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01  Entry Into a Material Definitive Agreement.

     Asbury Automotive Group, Inc. (the "Company") and Kenneth B. Gilman ("Mr. Gilman") entered into the Second Amendment to Employment Agreement for Kenneth
B. Gilman (the "Agreement"), which was approved by the Company's Compensation Committee and the Board of Directors on October 26, 2004 and effective as of November 8, 2004. Mr. Gilman is a Director and the President and Chief Executive Officer of the Company.

     A copy of the  Agreement is attached to this Current  Report on Form 8-K as
Exhibit 10.1, and the following summary is qualified in its entirety by reference to the Agreement. The significant provisions of the Agreement are as follows:

o Mr. Gilman's term of employment is renewed for an additional year through December 31, 2005 (the "Term").
o the provisions for Mr. Gilman's base salary and the elements of his incentive compensation and severance package remain the same, except that Mr. Gilman's incentive compensation is now payable pursuant to the Company's Key Executive Incentive Compensation Plan.
o Mr. Gilman will be reimbursed by the Company for medical expenses incurred during the Term, provided that such expenses relate to underlying claims that are eligible for coverage under the Company's group medical plan in effect to the extent that such plan does not reimburse such expenses. Medical expenses that will be reimbursed to Mr. Gilman include deductibles, co-payments, co-insurance, and amounts above the usual and customary levels.
o upon Mr. Gilman's termination of employment, providing that such termination was not for Good Cause, Mr. Gilman may elect to continue to participate in the Company's medical insurance plan, at his expense, until the earliest of (i) Mr. Gilman becoming eligible for coverage under a similar plan of a subsequent employer; (ii) the Company's failing to obtain coverage for Mr. Gilman under such plan with the applicable insurer of such plan; (iii) such arrangement becoming prohibited by law or regulation; and
     (iv) Mr. Gilman's failure to comply with the Company's payment requirements for continued participation in such plan.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

              Exhibit No.     Description

              10.1 Second Amendment to Employment Agreement of Kenneth B. Gilman, dated as of November 8, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ASBURY AUTOMOTIVE GROUP, INC.



Date:  November 10, 2004        By: /s/ Kenneth B. Gilman
                                   ----------------------------------------
                                   Name: Kenneth B. Gilman
                                   Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description

10.1 Second Amendment to Employment Agreement of Kenneth B. Gilman, dated as of November 8, 2004.